UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
May 17, 2023

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568
(Address of principal executive offices)

Registrant's telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $.01	ROST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 17, 2023, by virtual meeting. The Company’s stockholders considered and voted upon four matters at the meeting, with final voting results as follows:

Proposal 1 - Election of Directors

The holders of the Company’s common stock elected 11 nominees to serve as directors for a term of one year, expiring at the time of the Annual Meeting of Stockholders in 2024:

Name	For	Against	Abstain	Broker Non-Vote
K. Gunnar Bjorklund	278,173,205	13,731,083	109,455	19,577,557
Michael J. Bush	276,975,567	14,939,373	98,803	19,577,557
Edward G. Cannizzaro	290,877,363	1,035,810	100,570	19,577,557
Sharon D. Garrett	280,797,488	11,120,804	95,451	19,577,557
Michael J. Hartshorn	284,425,646	7,488,024	100,073	19,577,557
Stephen D. Milligan	287,118,634	4,781,571	113,538	19,577,557
Patricia H. Mueller	286,584,623	5,325,065	104,055	19,577,557
George P. Orban	276,905,304	15,004,783	103,656	19,577,557
Larree M. Renda	287,727,543	4,187,119	99,081	19,577,557
Barbara Rentler	288,331,135	3,593,233	89,375	19,577,557
Doniel N. Sutton	284,617,820	7,277,412	118,511	19,577,557

Proposal 2 - Advisory Vote to Approve the Resolution on Executive Compensation

In an advisory vote, the holders of the Company’s common stock voted to approve the resolution regarding executive compensation:

For	Against	Abstain	Broker Non-Vote
272,110,522	19,653,685	249,536	19,577,557

Proposal 3 - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

In an advisory vote, the holders of the Company’s common stock voted for a frequency of every 1 year for future advisory votes on executive compensation:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote
288,681,046	67,758	3,009,347	255,592	19,577,557

Proposal 4 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending February 3, 2024

The holders of the Company’s common stock voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 3, 2024:

For	Against	Abstain
302,825,119	8,684,257	81,924

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2023

ROSS STORES, INC.
Registrant

By:	/s/Ken Jew
Ken Jew
Group Senior Vice President, General Counsel and
Corporate Secretary

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